Trade and other receivables	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Trade and other receivables
18. Trade and other receivables

	2021 $m	2020 $m
Trade receivables a	399	309
Other receivables	102	129
Prepayments	73	76
	574	514

a	Including cost reimbursements of $23m (2020: $26m).
Other receivables includes $53m (2020: $77m) relating to the UK portfolio rent. The Group has deferred certain rent payments due since 1 April 2020 with consideration given to the UK Government and other commercial tenant protection measures which are in place up to 31 March 2022. A rent reconciliation was finalised in 2021 which resulted in credit notes being received against unpaid 2020 rentals. A further reconciliation will be performed in 2022, at which point amounts due at the end of 2021 will be eliminated. $29m (2020: $65m) has been recognised within trade and other payables in relation to the rents due under the leases at 31 December 2021, with the receivable balance reflecting the recovery of both amounts due and amounts paid in the year.
Expected credit losses
The ageing of trade receivables shown below reflects the initial terms under the invoice rather than the revised terms where payment flexibility has been provided to owners. The net balances presented in the table below could result in additional credit losses if they are ultimately found to be uncollectable. Expected credit losses relating to other receivables are immaterial.

	2021			2020
	Gross $m	Credit loss allowance $m	Net $m	Gross $m	Credit loss allowance $m	Net $m
Not past due	249	(2)	247	153	(1)	152
Past due 1 to 30 days	66	(5)	61	59	(2)	57
Past due 31 to 90 days	52	(7)	45	61	(6)	55
Past due 91 to 180 days	36	(9)	27	40	(7)	33
Past due 181 to 360 days	38	(21)	17	74	(62)	12
Past due more than 361 days	91	(89)	2	n/a	n/a	n/a
	532	(133)	399	387	(78)	309
As a result of the increased credit risk faced from customers due to the pandemic the Group has increased its focus on older receivables. In 2021, this has resulted in both an increase in cash collections relating to older receivables and a reassessment of those receivables previously considered to be irrecoverable. $60m of fully provided receivables have been reinstated leading to an increase in both gross receivables and the expected credit loss provision. In addition, debts older than 180 days have been disclosed into further ageing categories. These changes have no impact on total amounts receivable, total credit loss provisions or the impairment loss recorded in the Group income statement.

	2021 $m	2020 $m
Movement in the allowance for expected lifetime credit losses
At 1 January	(78)	(18)
Fully provided receivables reinstated	(60)	–
Impairment loss a	(4)	(40)
System Fund impairment reversal/(loss)	6	(24)
Amounts written off	8	7
Exchange and other adjustments	(5)	(3)
At 31 December	(133)	(78)

a	The impairment loss on financial assets disclosed on the face of the Group income statement also includes a gain of $4m (2020: loss of $48m) related to trade deposits and loans.
Credit risk
The Group trades only with recognised, creditworthy third parties. It is the Group’s policy that all customers who wish to trade on credit terms are subject to credit verification procedures. The maximum exposure to credit risk for trade and other receivables, excluding prepayments, at the end of the reporting period by geographic region is as follows:

	2021 $m	2020 $m
Americas	275	212
EMEAA	172	183
Greater China	54	43
	501	438